                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 1997.

                                              GREEN TREE FINANCIAL CORP.



                                          BY: /s/Phyllis A. Knight
                                              ----------------------------
                                                 Phyllis A. Knight
                                              Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                         CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                         TRUST ACCOUNT #13210501
                         REMITTANCE DATE: 3/17/97

                                                     Total $          Per $1,000
                                                     Amount           Original
                                                  -------------      -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $4,972,749.63

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         $4,972,749.63
A.   Interest
    (2)  Aggregate Interest
         a. Class A-1 Remittance Rate(5.50%)              5.50%
         b. Class A-1 Interest                       401,510.74       3.34592286
         c. Class A-2 Remittance Rate(5.85%)              5.85%
         d. Class A-2 Interest                       243,750.00       4.87500000
         e. Class A-3 Remittance Rate(6.20%)              6.20%
         f. Class A-3 Interest                       180,833.33       5.16666657
         g. Class A-4 Remittance Rate(6.50%)              6.50%
         h. Class A-4 Interest                       270,833.33       5.41666660
         i. Class A-5 Remittance Rate(7.00%)              7.00%
         j. Class A-5 Interest                       443,041.67       5.83333338

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                       .00              .00

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                       .00              .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 2

                        CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                        TRUST ACCOUNT #13210501
                        REMITTANCE DATE: 3/17/97

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                  2,296,497.23            N/A
         a. Scheduled Principal                    613,829.73            N/A
         b. Principal Prepayments                1,244,660.40            N/A
         c. Liquidated Contracts                   438,007.10            N/A
         d. Repurchases                                   .00            N/A

    (6)  Pool Scheduled Principal
         Balance                               364,072,599.83   912.99637468
    (6a) Pool Factor                                .91299637

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date          .00

    (8)  Class A Percentage for such Remittance
         Date                                          91.29%

    (9)  Class A Percentage for the following
         Remittance Date                               91.23%

    (10) Class A Principal Distribution:
         a. Class A-1                            2,296,497.23    19.13747692
         b. Class A-2                                     .00            .00
         c. Class A-3                                     .00            .00
         d. Class A-4                                     .00            .00
         e. Class A-5                                     .00            .00

   (11)  Class A-1 Principal Balance            85,305,846.83   710.88205692
   (11a) Class A-1 Pool Factor                      .71088206

   (12)  Class A-2 Principal Balance            50,000,000.00   1000.0000000
   (12a) Class A-2 Pool Factor                     1.00000000

   (13)  Class A-3 Principal Balance            35,000,000.00   1000.0000000
   (13a) Class A-3 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                      CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                           CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                           TRUST ACCOUNT #13210501
                                           REMITTANCE DATE: 3/17/97


(14)   Class A-4 Principal Balance          50,000,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                   1.00000000

(15)   Class A-5 Principal Balance          75,950,000.00  1000.0000000
(15a)  Class A-5 Pool Factor                   1.00000000

(16)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                           .00

C.     Aggregate Scheduled Balances and
       Number of Delinquent Contracts as of
       Determination Date

(17)   31-59 days                            3,701,385.95           114

(18)   60 days or more                       4,481,683.72           118

(19)   Current Month Repossessions             716,358.63            31

(20)   Repossession Inventory                4,114,641.69           129

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                         1.23%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                            1.30%

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                           CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                           TRUST ACCOUNT #13210501
                                           REMITTANCE DATE: 3/17/97

(22)     Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                   1.02%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                      1.05%

(23)     Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                             0.19%

(24)     Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date          184,879.53

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                             0.46%

(25)     Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                                   18.51%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                         MONTHLY REPORT
                         FEBRUARY 1997
                         Page 5
                                                    CUSIP#'S 393505LF7
                                                    TRUST ACCOUNT #13210501
                                                    REMITTANCE DATE: 3/17/97

(26)   Class B Principal Balance Test

   (a) Class B Principal Balance (before any distributions
       on current Remittance Date) as of such Remittance date
       greater than $7,975.335.00                                           .00%

   (b) Class B Principal Balance (before any distributions
       on current Remittance Date) divided by pool Scheduled
       Principal Balance as of preceding Remittance Date is
       equal to or greater than 12.00%                                     8.71%


                                                       Total $     Per $1,000
                                                       Amount        Original
                                                   --------------  ------------
CLASS M1 CERTIFICATES
---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                               1,136,283.33

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.00%,
          unless Weighted Average Contract
          Rate is below 7.00%)                            7.00%
      b.  Class M-1 Interest                         209,416.67      5.83333343

(29)  Amount applied to Class M-1 Interest
      Deficiency Amount                                     .00               0

(30)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                     .00               0

(31)  Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

(32)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

B.    Principal
(33)  Formula Principal Distribution Amount
      a. Scheduled Principal                                .00             N/A
      b. Principal Prepayments                              .00             N/A
      c. Liquidated Contracts                               .00             N/A
      d. Repurchases                                        .00             N/A

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   FEBRUARY
                                     1997
                                     Page 6

                                                   CUSIP#'S 393505LG5,LH3
                                                   REMITTANCE DATE: 3/17/97

(34)   Class M-1 Principal Balance               35,900,000.00     1000.00000000
(34a)  Class M-1 Pool Factor                        1.00000000
(35)   Class M-1 Percentage for such Remittance
       Date                                               .00%
(36)   Class M-1 Percentage for the following
       Remittance Date                                    .00%
(37)   Class M-1 Principal Distribution:
       a.  Class M-1 (current)                             .00        0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Dat         .00

(38)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                                                      Total $      Per $1,000
                                                       Amount       Original
                                                    ------------  ------------
Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                 926,866.66

(2)   Class B-1 Remittance Rate (6.95% unless
      Weighted Average Contract Rate is
      below 6.95%)                                        6.95%

(3)   Aggregate Class B1 Interest                     92,377.08       5.79166646

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                 .00              .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                    .00              .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                     .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                     .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date              .00

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%,
                                     7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 7
                                                  CUSIP#'S 393505LG5,LH3
                                                  REMITTANCE DATE: 3/17/97

(8a)   Class B Percentage for such Remittance Date                          .00

(8b)   Class B Percentage for the following
       Remittance Date                                                      .00

(9)    Current Principal(Class B Percentage of
       Formula Principal Distribution Amount)                               .00

(10a)  Class B1 Principal Shortfall                                         .00

(10b)  Unpaid Class B1 Principal Shortfall                                  .00

(11)   Class B Principal Balance                                  31,916,753.00

(12)   Class B1 Principal Balance                                 15,950,000.00

 Class B2 Certificates                                  Total $    Per $1,000
-----------------------                                 Amount      Original
                                                    -------------  -----------
(13)   Remaining Amount Available                      834,489.58

(14)   Class B-2 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is less than 7.30%)                             7.30%

(15)   Aggregate Class B2 Interest                      97,131.08    6.08333329

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                  .00           .00

(17)   Remaining Unpaid Class B2
       Interest Shortfall                                     .00           .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                                   .00

(19)   Class B2 Principal Liquidation Loss Amount             .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                   .00

(21)   Guarantee Payment                                      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 8
                                                 CUSIP#'S 393505LG5,LH3
                                                 REMITTANCE DATE: 3/17/97

(22)   Class B2 Principal Balance                               15,966,753.00

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                           152,653.79

(24)   Class C Residual Payment                                   584,704.71

(25)   Class M-1 Interest Deficiency on such
       Remittance Date                                                   .00

(26)   Class B-1 Interest Deficiency on such
       Remittance Date                                                   .00

(27)   Repossessed Contracts                                      716,358.63

(28)   Repossessed Contracts Remaining
       in Inventory                                             4,114,641.69

(29)   Weighted Average Contract Rate                                9.79507

                                      GTFC
                                     1996-1
                                 FEBRUARY 1997
                              Defaulted Contracts

                                                        Estimated
                                                         Loss At
Account#    Principal     Interest       Amount         Sale Date
--------    ----------    --------     ----------      -----------
18317462    19,936.57      109.65       20,046.22        9,680.80
21319145    21,623.04      118.92       21,741.96       17,467.64
21319148    10,512.71       57.81       10,570.52       14,309.15
23317580    20,871.41      114.79       20,986.20        6,514.71
29315874    19,809.99      108.95       19,918.94        7,775.79
34309730    16,616.03       91.38       16,707.41        5,278.99
43317512    25,628.41      140.95       25,769.36        9,349.08
52311907    37,145.35      204.29       37,349.64       15,771.76
52311956    19,510.54      107.30       19,617.84        4,585.19
60308053    25,509.69      140.30       25,649.99       17,413.19
75327215    44,606.13      245.33       44,851.46       13,112.48
83320840    45,134.58      248.24       45,382.82       22,470.22
87320885    14,478.99       79.63       14,558.62        2,816.95
90323840    19,078.42      104.93       19,183.35        5,795.88
92304230    35,614.12      195.87       35,809.99       14,557.27
93314646    36,216.06      199.18       36,415.24       10,307.67
97329515    25,715.06      141.43       25,856.49        8,898.07

TOTALS    $438,007.10   $2,408.95     $440,416.05     $186,104.84
          ===========   =========     ===========     ===========